                 MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND OF
               MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST

                      SUPPLEMENT DATED MARCH 13, 1996 TO
                      PROSPECTUS DATED NOVEMBER 1, 1995

     The third paragraph under "Management of the Trust -- Management and Advisory Arrangements", which provides the name and biography of the portfolio manager of the Fund, is revised as follows:

     Robert A. DiMella CFA became the Portfolio Manager of the Fund in 1996. He joined MLAM in 1993 as an Assistant Portfolio Manager and has been an
Assistant Vice President since 1995. Prior thereto, he was an Assistant Portfolio Manager with Prudential Investment Advisors from 1992 to 1993, and was a Research Associate with Prudential Investment Corporation from 1989 to 1992.

Code #13904-1195ALL